UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.001 per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or a Waiver of a Provision of the Code of Ethics.

On May 26, 2021, the Board of Directors of Weatherford International plc (“Weatherford”) approved the amended and restated Weatherford Code of Business Conduct (“Code of Conduct”), which collapsed Weatherford’s previous Code of Business Conduct and Supplemental Code of Business Conduct, in connection with the listing of its ordinary shares on the Nasdaq Stock Market (“Nasdaq”).

The foregoing description of the Code of Conduct is qualified in its entirety by reference to the text of the Code of Conduct, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code of Conduct will be made available on Weatherford’s website at www.weatherford.com.

Item 8.01	Other Events.

As previously disclosed, Weatherford filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form 10 (as amended, the “Registration Statement”) relating to Weatherford’s plan to list its ordinary shares on Nasdaq. On June 1, 2021, the Commission declared the Registration Statement effective, and also on June 1, 2021, Weatherford’s ordinary shares were approved to be listed for trading on Nasdaq under the ticker symbol “WFRD”. It is expected that the Company’s ordinary shares will begin trading on Nasdaq at the opening of trading on or about June 2, 2021.

A copy of the news release issued on June 1, 2021 announcing the effectiveness of the Form 10 and listing of the ordinary shares on Nasdaq is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
14.1	Weatherford Code of Business Conduct, amended and restated May 26, 2021
99.1	News Release dated June 1, 2021 announcing Relisting of Weatherford’s Ordinary Shares on NASDAQ
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc

Date: June 2, 2021	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer